                                                                    EXHIBIT 99.3

                                  ASSIGNMENT


     Assignment (this "Assignment"), dated as of May 1, 1999, between Deutsche
                       ----------
Financial Services Corporation, a Nevada corporation ("Assignor"), and
                                                       --------
Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Trustee" or "Assignee") under that certain Boat Mortgage Trust Agreement, dated
 -------      --------
as of May 1, 1999, among Deutsche Financial Services Corporation, Ganis Credit Corporation and the Trustee, as such Boat Mortgage Trust Agreement may be amended, amended and restated or otherwise modified from time to time.

     Section 1.  Names and Addresses of Parties.
                 ------------------------------

          a.     The name and address of the Assignor is as follows:

                 Deutsche Financial Services Corporation
                 655 Maryville Centre Drive
                 St. Louis, MO 63141

          b.     The name and address of the Assignee is as follows:

     Mortgagee:  Wilmington Trust Company, as Trustee
                 (Servicer: Deutsche Financial Services Corporation 660 Newport Center Drive
                 Newport Beach, CA 92660)

                 The address of the Mortgagee is: 1100 N. Market Street, Rodney Square North, Wilmington, Delaware 19890

     Section 2.  Interest in Vessels and Mortgages. The Assignor is the
                 ---------------------------------
mortgagee under preferred mortgages (the "Mortgages") covering one hundred
                                          ---------
percent (100%) of the "Documented Boats" (as defined in the Boat Mortgage Trust Agreement referred to above) securing the DFS Receivables listed on the "Schedule of Receivables" referred to in the Transfer and Servicing Agreement, dated as of May 1, 1999, among Distribution Financial Services Marine Trust 1999-2, Deutsche Recreational Asset Funding Corporation and Deutsche Financial Services Corporation. The "DFS Receivables" are defined in such Transfer and Servicing Agreement. The Assignor is the holder of a one hundred percent (100%) interest in the Mortgages.

     Section 3.  Assignment.  For good and valuable consideration, the receipt
                 ----------
and adequacy of which are hereby acknowledged, the Assignor hereby sells, transfers, assigns, sets over and conveys to the Assignee one hundred percent (100%) of the Assignor's interest in, to and under the Mortgages.

     IN WITNESS WHEREOF, each of the undersigned have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.


                    DEUTSCHE FINANCIAL SERVICES CORPORATION, as Assignor

                    By:    /s/ Richard C. Goldman
                         ---------------------------------
                    Name: Richard C. Goldman
                    Title:   Senior Vice President


                    By:    /s/ Richard H. Schumacher
                         ---------------------------------
                    Name: Richard H. Schumacher
                    Title:   Senior Vice President


                    WILMINGTON TRUST COMPANY, as Trustee and as Assignee

                    By:    /s/ James P. Lawler
                         ---------------------------------
                    Name: James P. Lawler
                    Title:   Vice President

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


     On this 27th day of May, 1999, before me personally came Richard C. Goldman, to me personally known, who being by me duly sworn, did depose and say that he is a Senior Vice President of Deutsche Financial Services Corporation, a Nevada corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said Richard C. Goldman, acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

     My term expires 11/14, 2002.


                              /s/ Elba Lopez
                              --------------------------------------
                              Notary Public

(Seal)

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


     On this 27th day of May, 1999, before me personally came Richard H. Schumacher, to me personally known, who being by me duly sworn, did depose and say that he is Senior Vice President of Deutsche Financial Services Corporation, a Nevada corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said Richard H. Schumacher, acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

     My term expires 11/14, 2002.


                              /s/ Elba Lopez
                              -----------------------------------------
                              Notary Public

(Seal)

STATE OF DELAWARE   )
                    )    SS.
COUNTY OF NEW CASTLE)


     On this 26th day of May, 1999, before me personally came James P. Lawler, to me personally known, who being by me duly sworn, did depose and say that he is Vice President of Wilmington Trust Company, a Delaware banking corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said James P. Lawler, acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

     My term expires _______, _____.


                              /s/ Kathleen A. Pedelini
                              ------------------------------------
                              Notary Public

(Seal)